As filed with the Securities and Exchange Commission on July 25, 2003



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 23, 2003




                            W. R. BERKLEY CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                           0-7849                     22-1867895
---------------                 ----------------             ------------------
(State or other                 (Commission File             (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


                  475 Steamboat Road, Greenwich, CT                06830
              ------------------------------------------        -------------
               (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code:      (203) 629-3000
                                                                --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

      (a)  Financial statements of businesses acquired:

            None.

      (b)  Pro forma financial information:

            None.

      (c)  Exhibits:

            99.1  Press Release dated July 23, 2003

Item 9.  Regulation FD Disclosure

     Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the announcement of the Company's results of operations for the second quarter of 2003. The press release was issued on July 23, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     In accordance with the procedural guidance in SEC Release No. 33-8216 (March 27, 2003), the information in this Form 8-K and the Exhibit attached hereto are being furnished pursuant to both "Item 9. Regulation FD Disclosure" and "Item 12. Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          W. R. BERKLEY CORPORATION

                                          By /s/ Eugene G. Ballard
                                             ---------------------------------
                                             Name: Eugene G. Ballard
                                             Title:Senior Vice President,
                                                   Chief Financial Officer and
                                                   Treasurer


Date: July 25, 2003

                                       EXHIBIT INDEX


Exhibit:
-------

99.1              Press Release dated July 23, 2003